Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2019 Financial Results

HAYWARD, Calif., July 31, 2019 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 28, 2019.

“UCT delivered a strong second quarter, surpassing the top-end of our guided range for revenue, and reflecting solid execution despite ongoing market uncertainty,” said Jim Scholhamer, CEO. “In light of these market dynamics, we will continue to optimize for cash generation through operational efficiencies and work to align our cost structure with the prevailing business environment.”

Second Quarter 2019 GAAP Financial Results

Consolidated revenue was $265.4 million, an increase of 2.0% compared to the prior quarter and a decrease of 8.6% over the same period a year ago. SPS contributed $210.4 million and SSB added $55.0 million. Total gross margin was 18.2% compared to 17.2% last quarter and 15.9% for the same period a year ago.

Net loss was $0.2 million or $0.01 per basic and diluted share. This compares to net income of $0.6 million or $0.02 per basic and diluted share in the previous quarter, and net income of $19.0 million or $0.49 and $0.48 per basic and diluted share for the same period last year.

Second Quarter 2019 Non-GAAP Financial Results

Non-GAAP net income was $8.2 million or $0.21 per diluted share. This compares to $8.1 million, or $0.21 per diluted share in the previous quarter and $21.5 million or $0.55 for the prior year.

Non-GAAP operating margin was 6.2% compared to 6.1% in the previous quarter and 8.7% in the same period a year ago.

The Company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release.

Third Quarter 2019 Outlook

The Company expects revenue in the range of $235.0 million to $255.0 million and GAAP diluted net income per share to be between $0.00 and $0.10. The Company expects non-GAAP diluted net income per share to be between $0.11 and $0.21.

Conference Call

The call will take place at 3:15 p.m. PT today and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10133370. For international replay numbers, please select from this link https://services.choruscall.com/ccforms/replay.html. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as microcontamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

Management uses non-GAAP net income and net income per diluted share to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release. A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 28, 2018 as filed with the Securities and Exchange Commission and subsequently filed quarterly reports on Form 10-Q. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three months ended		Six months ended
	June 28,	June 29,	June 28,	June 29,
	2019	2018	2019	2018

Revenues	$265,367	$290,213	$525,508	$605,055
Cost of goods sold	217,198	244,148	432,542	510,186
Gross profit	48,169	46,065	92,966	94,869

Operating expenses:
Research and development	3,921	2,915	7,352	5,944
Sales and marketing	5,366	3,630	10,761	7,435
General and administrative	29,911	16,856	57,702	31,918
Total operating expenses	39,198	23,401	75,815	45,297
Income from operations	8,971	22,664	17,151	49,572
Interest and other income (expense), net	(6,390)	(809)	(11,709)	(483)
Income before provision for income taxes	2,581	21,855	5,442	49,089
Income tax provision	2,835	2,895	4,342	5,388
Net income	(254)	18,960	1,100	43,701
Net income attributable to non-controlling interest	(52)	-	697	-
Net income attributable to Ultra Clean Holdings, Inc.	$(202)	$18,960	$403	$43,701

Net income per share attributable to Ultra Clean Holdings, Inc. common stockholders:
Basic	$(0.01)	$0.49	$0.01	$1.16
Diluted	$(0.01)	$0.48	$0.01	$1.14
Shares used in computing net income per share:
Basic	39,399	38,802	39,261	37,763
Diluted	39,399	39,297	39,556	38,418

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	June 28, 2019	December 28, 2018
ASSETS
Current assets:
Cash and cash equivalents	$168,128	$144,145
Accounts receivable, net of allowance	98,306	106,956
Inventory	164,055	186,116
Other current assets	24,102	25,708
Total current assets	454,591	462,925

Equipment and leasehold improvements, net	144,505	143,459
Goodwill	166,654	150,226
Purchased intangibles, net	190,500	193,507
Deferred tax assets, net	12,244	10,167
Operating lease right-of-use assets	34,721	—
Other non-current assets	5,743	5,193
Total assets	$1,008,958	$965,477

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$7,203	$9,671
Accounts payable	97,288	99,011
Operating lease liabilities	11,295	—
Other current liabilities	39,183	30,616
Total current liabilities	154,969	139,298

Bank borrowings, net of current portion	330,895	331,549
Deferred tax liability	21,449	15,834
Operating lease liabilities	25,656	—
Other long-term liabilities	21,501	27,808
Total liabilities	554,470	514,489

Stockholders’ equity:
Common stock	291,635	287,127
Retained earnings	150,121	149,718
Accumulated other comprehensive loss	(2,655)	(547)
Ultra Clean Holdings, Inc. stockholders' equity	439,101	436,298
Noncontrolling interest	15,387	14,690
Total stockholders’ equity	454,488	450,988
Total liabilities and stockholders’ equity	$1,008,958	$965,477

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	Six Months Ended
	June 28,	June 29,
	2019	2018
Cash flows from operating activities:
Net income including noncontrolling interests	$1,100	$43,701
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,225	5,188
Stock-based compensation	5,777	4,920
Others	(222)	(27)
Changes in assets and liabilities:
Accounts receivable	10,001	(8,758)
Inventories	32,362	7,766
Prepaid expenses and other	3,705	(3,558)
Deferred income taxes	(2,077)	(113)
Other non-current assets	(566)	(313)
Accounts payable	(4,704)	(59,490)
Accrued compensation and related benefits	3,358	(1,332)
Income taxes payable	(2,206)	(3,933)
Other liabilities	264	3,903
Net cash provided by (used for) operating activities	68,017	(12,046)
Cash flows from investing activities:
Purchases of equipment and leasehold improvements	(6,750)	(9,666)
Acquisition of DMS	(29,873)	—
Proceeds from sale of equipment	458	—
Net cash used for investing activities	(36,165)	(9,666)
Cash flows from financing activities:
Proceeds from bank borrowings	28,112	21,886
Proceeds from issuance of common stock	125	94,454
Payments on bank borrowings and finance leases	(32,389)	(19,148)
Employees’ taxes paid upon vesting of restricted stock units	(1,394)	(2,618)
Net cash provided by (used for) financing activities	(5,546)	94,574
Effect of exchange rate changes on cash and cash equivalents	(2,323)	(22)
Net increase in cash and cash equivalents	$23,983	$72,840
Cash and cash equivalents at beginning of period	144,145	68,306
Cash and cash equivalents at end of period	$168,128	$141,146

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; Dollars in thousands)

	GAAP			Non-GAAP
	Three months ended			Three months ended
	June 28, 2019			June 28, 2019
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$210,390	$54,977	$265,367	$210,390	$54,977	$265,367
Gross profit	$29,316	$18,853	$48,169	$30,432	$19,560	$49,992
Gross margin	13.9%	34.3%	18.2%	14.5%	35.6%	18.8%
Operating profit	$6,368	$2,603	$8,971	$10,324	$6,066	$16,390
Operating margin	3.0%	4.7%	3.4%	4.9%	11.0%	6.2%

	Three months ended
	June 28, 2019
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$29,316	$18,853	$48,169
Amortization of intangible assets (1)	-	1,023	1,023
Restructuring charges (2)	350	-	350
Fair value adjustments (5)	766	-	766
Depreciation adjustments (6)	-	(316)	(316)
Non-GAAP gross profit	$30,432	$19,560	$49,992

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	13.9%	34.3%	18.2%
Amortization of intangible assets (1)	0.0%	1.9%	0.4%
Restructuring charges (2)	0.2%	-	0.1%
Fair value adjustments (5)	0.4%	-	0.2%
Depreciation adjustments (6)	0.0%	-0.6%	-0.1%
Non-GAAP gross margin	14.5%	35.6%	18.8%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$6,368	$2,603	$8,971
Amortization of intangible assets (1)	1,230	3,823	5,053
Restructuring charges (2)	367	-	367
Executive transition costs (3)	382	-	382
Acquisition costs (4)	1,211	-	1,211
Fair value adjustments (5)	766	-	766
Depreciation adjustments (6)	-	(360)	(360)
Non-GAAP income from operations	$10,324	$6,066	$16,390

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.0%	4.7%	3.4%
Amortization of intangible assets (1)	0.6%	7.0%	1.9%
Restructuring charges (2)	0.2%	0.0%	0.1%
Executive transition costs (3)	0.2%	0.0%	0.1%
Acquisition costs (4)	0.6%	0.0%	0.5%
Fair value adjustments (5)	0.4%	0.0%	0.3%
Depreciation adjustments (6)	0.0%	-0.7%	-0.1%
Non-GAAP operating margin	4.9%	11.0%	6.2%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance costs and cost related to facility closures

3	Represents termination benefits paid to a former executive of the Company

4	Represents costs related to the QGT and DMS acquisitions

5	Fair value adjustment related to DMS' sold inventories

6	Depreciation adjustments related to QGT's fixed assets

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 28,	June 29,	March 29,
	2019	2018	2019
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$(202)	$18,960	$605
Amortization of intangible assets (1)	5,053	1,098	4,854
Restructuring charges (2)	392	-	947
Executive transition costs (3)	382	1,400	-
Acquisition costs (4)	1,211	-	2,339
Fair value adjustments (5)	766	-	-
Depreciation adjustments (6)	(360)	-	-
Income tax effect of non-GAAP adjustments (7)	(1,407)	(296)	(1,563)
Income tax effect of valuation allowance (8)	2,344	303	958
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$8,179	$21,465	$8,140

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$8,971	$22,664	$8,180
Amortization of intangible assets (1)	5,053	1,098	4,854
Restructuring charges (2)	367	-	617
Executive transition costs (3)	382	1,400	-
Acquisition costs (4)	1,211	-	2,339
Fair value adjustments (5)	766	-	-
Depreciation adjustments (6)	(360)	-	-
Non-GAAP income from operations	$16,390	$25,162	$15,990

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.4%	7.8%	3.1%
Amortization of intangible assets (1)	1.9%	0.4%	1.9%
Restructuring charges (2)	0.1%	0.0%	0.2%
Executive transition costs (3)	0.1%	0.5%	0.0%
Acquisition costs (4)	0.5%	0.0%	0.9%
Fair value adjustments (5)	0.3%	0.0%	0.0%
Depreciation adjustments (6)	-0.1%	0.0%	0.0%
Non-GAAP operating margin	6.2%	8.7%	6.1%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$48,169	$46,065	$44,797
Amortization of intangible assets (1)	1,023	-	1,023
Restructuring charges (2)	350	-	515
Fair value adjustments (5)	766	-	-
Depreciation adjustments (6)	(316)
Non-GAAP gross profit	$49,992	$46,065	$46,335

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	18.2%	15.9%	17.2%
Amortization of intangible assets (1)	0.4%	0.0%	0.4%
Restructuring charges (2)	0.1%	0.0%	0.2%
Fair value adjustments (5)	0.2%	0.0%	0.0%
Depreciation adjustments (6)	-0.1%	0.0%	0.0%
Non-GAAP gross margin	18.8%	15.9%	17.8%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(6,390)	$(809)	$(5,319)
Restructuring charges (2)	(25)	-	(330)
Non-GAAP interest and other income (expense)	$(6,415)	$(809)	$(5,649)

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance costs and cost related to facility closures

3	Represents termination benefits paid to a former executive of the Company

4	Represents costs related to the QGT and DMS acquisitions

5	Fair value adjustment related to DMS' sold inventories

6	Depreciation adjustments related to QGT's fixed assets

7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate shown below

8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended
	June 28,	June 29,	March 29,
	2019	2018	2019
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$(0.01)	$0.48	$0.02
Amortization of intangible assets	0.13	0.03	0.12
Restructuring charges	0.01	-	0.03
Executive transition costs	0.01	0.04	-
Acquisition costs	0.03	-	0.06
Fair value adjustments	0.02	-	-
Depreciation adjustments	(0.01)	-	-
Income tax effect of non-GAAP adjustments	(0.03)	(0.01)	(0.04)
Income tax effect of valuation allowance	0.06	0.01	0.02
Non-GAAP net income	$0.21	$0.55	$0.21
Weighted average number of diluted shares (thousands) on a non-gaap basis	39,734	39,297	39,448

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	June 28,	June 29,	March 29,
	2019	2018	2019
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$2,835	$2,895	$1,507
Income tax effect of non-GAAP adjustments (1)	1,407	296	1,563
Income tax effect of valuation allowance (2)	(2,344)	(303)	(958)
Non-GAAP provision for income taxes	$1,898	$2,888	$2,112

Income (loss) before income taxes on a GAAP basis	$2,581	$21,855	$2,861
Amortization of intangible assets	5,053	1,098	4,854
Restructuring charges	392	-	947
Executive transition costs	382	1,400	-
Acquisition costs	1,211	-	2,339
Fair value adjustments	766	-	-
Depreciation adjustments	(360)	-	-
Non-GAAP income before income taxes	$10,025	$24,353	$11,001
Effective income tax rate on a GAAP basis	109.8%	13.2%	52.7%
Non-GAAP effective income tax rate	18.9%	11.9%	19.2%

1	Tax effect of items (1) through (4) above based on the non-GAAP tax rate

2	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.